Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
]TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen L. Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sonic Innovations, Inc. on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sonic Innovations, Inc.

By:	/s/ STEPHEN L. WILSON

Name:	Stephen L. Wilson
Title:	Senior Vice President and Chief Financial Officer

Date:	May 14, 2003

A signed original of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Sonic Innovations, Inc. and will be retained by Sonic Innovations, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.